Exhibit 99.4

ACLS-VECO Employee Letter

To: All Axcelis Employees

From: Dr. Russell Low

Subject: Axcelis and Veeco to Combine: Creating a Leading Semiconductor Equipment Company

Axcelis Team –

For more than 45 years, Axcelis has provided innovative, high-productivity solutions for the semiconductor industry. Today marks a transformative milestone to position our company for even greater long-term success. I am pleased to announce that we have reached an agreement to combine with Veeco Instruments to create a leading semiconductor equipment company. You can read more in the press release we issued here.

Bringing Together Two Complementary Industry Leaders

This combination will bring together two organizations with complementary technologies, diversified portfolios, go-to-market approaches and geographic footprints, and shared commitments to innovation and excellence. Our cultures are rooted in respect, collaboration and a common desire to make a difference.

As you may know, Veeco is a leading innovator in semiconductor process equipment with expertise across laser annealing, ion beam deposition, wet processing, MOCVD, single wafer etch & clean and lithography. Like us, Veeco is an important player in the semiconduction manufacturing process with a portfolio of cutting-edge solutions, deep customer relationships and a talented team. We have long admired Veeco’s history of innovation and its track record of delivering breakthrough products for the semiconductor industry and other sectors. In fact, I had the privilege of previously working at Veeco and hold deep appreciation for its incredible talent, culture and innovation.

Together, we will capitalize on the core competencies of both companies to address our customers’ critical needs. With Veeco, our combined business will also be well positioned to capitalize on large and growing end markets that are expected to benefit from significant secular tailwinds, including growth in artificial intelligence and the corresponding demand for power solutions. In short, we will be even better positioned to accelerate next-generation innovation for our customers and unlock meaningful value for shareholders.

What You Can Expect as We Move Forward

Our next chapter will build on the strong foundation you all have created, and I am deeply grateful to each of you for helping to make this transaction possible. As you learn more about this combination, we’re confident you will be as excited as we are about the value we can create for all our stakeholders. Ultimately, this combination is about driving growth, and we are confident that the combined company will create exciting opportunities for employees.

While we look forward to bringing Veeco and Axcelis together, today is just the first step in this process. The transaction is expected to close in the second half of 2026, subject to approval by shareholders of both companies, receipt of required regulatory approvals and satisfaction of other customary closing conditions. Until then, Axcelis and Veeco will continue to operate as independent companies, and it remains business as usual. We are counting on all of you to stay focused on providing the innovative, high-productivity semiconductor solutions our customers and partners expect from us.

Over the coming weeks, we will establish a joint integration planning team with representatives from both companies. This team will prepare a detailed and thoughtful approach to bringing together our businesses -- including the deep breadth of talent across both organizations -- so we can hit the ground running on day one, following the close of the transaction. Please know, we are committed to communicating with you as we move through the integration planning process. While there are still many decisions to be made, I am pleased to share a few details now:

•	I will serve as President and Chief Executive Officer of the combined company.
•	Jamie Coogan, currently Chief Financial Officer of Axcelis, will serve in the same role for the combined company.
•	Executives from both Axcelis and Veeco will serve in other leadership roles across the combined company.
•	The combined company’s Board will be comprised of 11 directors, six of whom are from Axcelis, including me, and four from Veeco, including Dr. Bill Miller, Chief Executive Officer of Veeco, who will also chair the Board’s Technology Committee.
•	Thomas St. Dennis, who currently serves on the boards of both companies, will serve as Chairperson of the Board for the combined company.
•	Jorge Titinger, our current Chairperson, will remain on the Board of the combined company. Following close, the headquarters of the combined company will be in Beverly, Massachusetts.
•	To reflect the transformational nature of the merger, the combined company will assume a new name, ticker symbol and brand following close.

Next Steps

To discuss the transaction in more detail and answer questions, we will hold a town hall at 10:00 AM ET and 7:00 PM ET. In the meantime, below is a set of FAQs to help address any initial questions.

Please note, today’s news will result in increased interest in our company. It is important that we speak with one voice. If you receive inquiries from the media, please direct them to Maureen Hart at Maureen.Hart@axcelis.com. For any inquiries from investors, please direct them to David Ryzhik at David.Ryzhik@axcelis.com.

On behalf of the entire leadership team, thank you for your continued hard work and dedication. I hope you share my excitement about the opportunities ahead.

Sincerely,

Dr. Russell Low

Employee FAQ

1.	What are the benefits of this combination with Veeco?
•	We are excited about our agreement to combine with Veeco Instruments to create a leading semiconductor equipment company.

•	This combination will bring together two organizations with complementary technologies, diversified portfolios, go-to-market approaches and geographic footprints, and shared commitments to innovation and excellence.
•	Together, we will capitalize on the core competencies of both companies to address our customers’ critical needs and accelerate next-generation innovation.

2.	Who is Veeco?
•	Veeco, based in Plainview, NY, is a leading innovator in semiconductor process equipment with expertise across laser annealing, ion beam deposition, wet processing, MOCVD, single wafer etch & clean and lithography.
•	Veeco is an important player in the semiconduction manufacturing process with a portfolio of cutting-edge solutions, deep customer relationships and a talented team.
•	We have long admired their history of innovation and track record of delivering breakthrough products in the industry.

3.	What does this combination mean for me? How will this affect my day-to-day responsibilities? Does this change my team structure or who I report to? Will there be layoffs?
•	This combination is about driving growth, as we create a stronger company better positioned to accelerate next-generation innovation for our customers.
•	While a transaction like this always results in some changes, we are confident that the combined company will offer exciting opportunities for employees across a set of broader technologies, markets and a larger organization.
•	Importantly, this announcement is just the first step in this process. The transaction is expected to close in the second half of 2026, subject to certain customary closing conditions.
•	Until then, we remain independent companies and we will continue to operate just as we do today.
•	This means it is business as usual at Axcelis, and you should not expect any changes to your role, day-to-day responsibilities or team structure as a result of the pending transaction.
•	Over the coming weeks, we will establish a joint integration planning team with representatives from both companies to prepare a detailed and thoughtful approach to bringing the businesses together.
•	The best way for you to help is by remaining focused on executing so that we can continue to provide the innovative, high-productivity semiconductor solutions our customers and partners expect from us.
•	We are committed to keeping you informed as we have more information to share.

4.	Will this affect my compensation or benefits?
•	There will be no changes to compensation or benefits like healthcare and retirement as a result of this announcement, outside of changes in the ordinary course of business.
•	Over the coming weeks, we will establish a joint integration planning team with representatives from both companies to prepare a detailed and thoughtful approach to bringing together our businesses.

5.	How do Veeco’s values and culture compare to Axcelis’? How will we fit together?
•	This combination brings together two organizations with similar cultures that are rooted in respect, collaboration and a shared desire to make a difference.
•	Veeco shares our commitment to innovation and delivering for our customers.
•	As we combine our businesses, we expect to build on these shared values and offer exciting opportunities for employees.
•	We look forward to working with the team to ensure smooth integration.

6.	When will this merger be completed? What do I need to do between now and close of the transaction?
•	The transaction is expected to close in the second half of 2026, subject to certain customary closing conditions.
•	The best way for you to help is by remaining focused on executing your day-to-day responsibilities so that we can continue to provide the innovative, high-productivity semiconductor solutions our customers and partners expect from us.

7.	What should I tell customers / partners / suppliers / other stakeholders who ask about this announcement?
•	We believe this combination is exciting news for our customers and business partners.
•	We have teams reaching out to our key external stakeholders to discuss this transaction and what it means for them.
•	That said, if you receive questions, please assure our stakeholders that it remains business as usual at Axcelis. They should not expect any changes to how we work with them between now and close.
•	There is a team focused on closing this transaction, and the rest of us remain as focused as ever on delivering for our stakeholders.

8.	When are we going to start working with employees from Veeco? Can I reach out to them? What should I do if I am contacted by a Veeco customer, partner, supplier or other Veeco stakeholder?
•	Axcelis and Veeco remain independent companies until the transaction closes. This means that we should not be engaging with Veeco employees, customers, partners, suppliers or other stakeholders outside of our normal course of business until the transaction closes.
•	If a Veeco customer or other stakeholder reaches out to you, please let them know that they should continue to engage with Veeco as normal.
•	Importantly, you should not speculate or discuss business arrangements that may occur once the transaction is complete.

9.	Can I post on social media about this combination?
•	You can repost any Company posts to social media.
•	However, it is important that you do not share any commentary, speculation or opinions about the pending transaction on public platforms.
•	Likewise, please do not engage with third parties related to this transaction, including inquiries from media or analysts. This includes, but is not limited to, liking messages, responding to other users or posts, or reposting news stories or other content related to this transaction.

10.	What do I do if I’m contacted by the media about this transaction?
•	In line with our usual policy, please direct any external inquiries you receive to David Ryzhik and Maureen Hart.

11.	Who can I contact if I have more questions?
•	You can reach out to your manager with any further questions.

Additional Information About the Potential Transaction and Where to Find It

In connection with the proposed transaction, Axcelis and Veeco intend to prepare, and Axcelis intends to file with the SEC, a registration statement on Form S-4 that will include a joint proxy statement/prospectus with respect to shares of Axcelis’ common stock to be issued in the transaction (the “joint proxy statement/prospectus”). Each of Axcelis and Veeco may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or any other document that Axcelis or Veeco may file with or furnish to the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Axcelis and Veeco. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (if and when available) and other documents containing important information about Axcelis, Veeco and the proposed transaction, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Axcelis will be available free of charge on Axcelis’ website at investor.axcelis.com or by contacting Axcelis’ Investor Relations department by email at investor-relations@axcelis.com. Copies of the documents filed with or furnished to the SEC by Veeco will be available free of charge on Veeco’s website at ir.veeco.com or by contacting Veeco’s Investor Relations department by email at Investorrelations@veeco.com.

Participants in the Solicitation

Axcelis, Veeco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Axcelis, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Axcelis’ proxy statement for its 2025 annual meeting of stockholders, which was filed with or furnished to the SEC on March 31, 2025. Information about the directors and executive officers of Veeco, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Veeco’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with or furnished to the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements included in this document, and any related oral statements, that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Statements in this document other than historical facts, such as statements pertaining to: (i) future industry demand for semiconductors and wafer fabrication equipment; (ii) future development of regulatory landscape; (iii) Axcelis’ or Veeco’s market position for the future; (iv) forecasts of financial measures for future periods; (v) long-term financial targets and underlying assumptions; (vi) the future investment plan for research and development, technology and infrastructure; (vii) future shareholder returns; and (viii) potential synergies or other benefits of a potential transaction between Axcelis and Veeco, are forward-looking statements.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events, or performance (often but not always using phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “budget,” “scheduled,” “forecasts,” “estimates,” “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could,” “would,” “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information.

These forward-looking statements are based on current information and assumptions and involve a number of risks and uncertainties, including relating to obtaining applicable regulatory and stockholder approvals, satisfying other closing conditions to the proposed transaction, the expected tax treatment of the proposed transaction, the expected timing of the proposed transaction and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transaction or to complete the proposed transaction on anticipated terms and timing; negative effects of the announcement of the proposed transaction; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the proposed transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the proposed transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the proposed transaction that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on Axcelis’, Veeco’s or the combined company’s relationships with suppliers, customers, employees and regulators; and demand for the combined company’s products. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: economic, political and social conditions in the countries in which Axcelis and Veeco, their respective customers and suppliers operate; disruption to Axcelis’ and Veeco’s respective manufacturing facilities or other operations, or the operations of Axcelis’ and Veeco’s respective customers and suppliers, due to natural catastrophic events, health epidemics or terrorism; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; Axcelis’, Veeco’s and the combined company’s ability to timely develop new technologies and products that successfully anticipate or address changes in the semiconductor industry; Axcelis’, Veeco’s and the combined company’s ability to maintain their respective technology advantage and protect their respective proprietary rights; Axcelis’, Veeco’s and the combined company’s ability to compete with new products introduced by their respective competitors; Axcelis’, Veeco’s and the combined company’s ability or the ability of their respective customers to obtain U.S. export control licenses for the sale of certain products or provision of certain services to customers in China.

For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this document, please refer to Axcelis’ most recent Annual Report on Form 10-K and Veeco's most recent Annual Report on Form 10-K, and other subsequent filings with the SEC made by Axcelis and/or Veeco. Unless required by law, we assume no obligation to, and do not currently intend to, update these forward-looking statements.